EXHIBIT 99.1

PATRICK HOLMES

November 18, 2015

US Highland, Inc.

5930 Royal Lane, Suite E211

Dallas, TX 75230

Attn: Board of Directors

Re: Item 5.02 Form 8-K

Dear Board of Directors:

I have reviewed the disclosure made by US Highland, Inc., an Oklahoma corporation (the "Company"), in response to Item 5.02 of Form 8-K and agree with the statements made by the Company therein. I consent to the Company's filing this letter as an exhibit to the Form 8-K.

Very truly yours,

/s/ Patrick Homes

Patrick Holmes